Exhibit 10.2

REAFFIRMATION AGREEMENT

October 31, 2013

Reference is made to that certain Indemnification Letter (the “Indemnification Letter”), dated September 5, 2003, with Fox Paine & Company, LLC, a Delaware limited liability company (“Company”), United America Indemnity, Ltd., formerly Vigilant International, Ltd., an exempted company formed with limited liability under the laws of the Cayman Island (“UAIL”) and Wind River Holdings, L.P., formerly The AMC Group, L.P., a Pennsylvania limited partnership (“Wind River”), that was assigned to Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”).

Reference is made to that certain Management Agreement, dated September 5, 2003, by and among UAIL, the Company and Wind River, whereby the UAIL contracted for certain services from each of the Company and Wind River (the “Original Agreement”), (ii) Amendment No. 1 to the Management Agreement, dated May 25, 2006, whereby UAIL and Wind River terminated Wind River’s services as of May 25, 2006, WindRiver ceased being a party to the Management Agreement and UAIL and the Company modified the terms of the Annual Service Fee (as defineid therein) payable to the Company for certain services provided by the Company to UAIL (the “First Amendment”), (iii) Assignment and Assumption and amendment of the Management Agreement, dated March 16, 2011, whereby UAIL transferred and assigned the Management Agreement, as amended by the First Amendment, and the Indemnification Letter and all of its rights and obligations thereunder to Obligor, and Obligor accepted and consented to such assignment and agreed to perform the obligations of Obligor under the Management Agreement, as amended by the First Amendment, and the Indemnification Letter, the Company consented to such assignment and transfer and Obligor and the Company modified the terms of certain services provided by the Company to Obligor and its affiliates and the fees payable therefor and the basis upon which advisory services would provided be provided by the Company in the event of a change of control of Global Indemnity plc (“Global Indemnity”) and the fees payable therefor (the “Second Amendment”), (iv) Amendment No. 3 to Management Agreement, dated April 10, 2011, whereby Obligor and the Company changed “the Company” (as defined therein) to “Global Indemnity plc” in a specified sentence (the “Third Amendment”, and together with the Original Agreement, the First Amendment and the Second Amendment, the “Management Agreement”).

Reference is made to that certain Guaranty (the “Guaranty”), executed by the undersigned (“Guarantor”) in favor of the Company to guaranty Obligor’s obligations under the Indemnification Letter and the Management Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty.

Although not required by the Guaranty, this reaffirmation agreement (this “Agreement”) is delivered in connection with the amended and restatement of the Management Agreement (the “Amended and Restated Management Agreement”) attached hereto as Exhibit A.

The Amended and Restated Management Agreementfurther amends and restates the Management Agreement in its entirety. The undersigned Guarantor hereby consents to the terms of the Management Agreement as amended and restated by the First Amendment, Second Amendment, Third Amendment and the Amended and Restated Management Agreement and agrees that the terms of the Guaranty continue to apply to the Amended and Restated Management Agreement, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed and remain in full force and effect.

The undersigned Guarantor hereby confirms that no amendments to the Guaranty are intended hereby.

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day and year first above written.

UNITED AMERICA INDEMNITY, LTD., an exempt company formed with limited liability under the laws of the Cayman Islands

By:	/s/ Cynthia Y. Valko
Name: Cynthia Y. Valko
Title: Director

Signature Page to Reaffirmation Agreement

EXHIBIT A

Amended and Restated Management Agreement

REAFFIRMATION AGREEMENT

October 31, 2013

Reference is made to that certain Indemnification Letter (the “Indemnification Letter”), dated September 5, 2003, with Fox Paine & Company, LLC, a Delaware limited liability company (“Company”), United America Indemnity, Ltd., formerly Vigilant International, Ltd., an exempted company formed with limited liability under the laws of the Cayman Island (“UAIL”) and Wind River Holdings, L.P., formerly The AMC Group, L.P., a Pennsylvania limited partnership (“Wind River”), that was assigned to Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”).

Reference is made to that certain Management Agreement, dated September 5, 2003, by and among UAIL, the Company and Wind River, whereby the UAIL contracted for certain services from each of the Company and Wind River (the “Original Agreement”), (ii) Amendment No. 1 to the Management Agreement, dated May 25, 2006, whereby UAIL and Wind River terminated Wind River’s services as of May 25, 2006, WindRiver ceased being a party to the Management Agreement and UAIL and the Company modified the terms of the Annual Service Fee (as defineid therein) payable to the Company for certain services provided by the Company to UAIL (the “First Amendment”), (iii) Assignment and Assumption and amendment of the Management Agreement, dated March 16, 2011, whereby UAIL transferred and assigned the Management Agreement, as amended by the First Amendment, and the Indemnification Letter and all of its rights and obligations thereunder to Obligor, and Obligor accepted and consented to such assignment and agreed to perform the obligations of Obligor under the Management Agreement, as amended by the First Amendment, and the Indemnification Letter, the Company consented to such assignment and transfer and Obligor and the Company modified the terms of certain services provided by the Company to Obligor and its affiliates and the fees payable therefor and the basis upon which advisory services would provided be provided by the Company in the event of a change of control of Global Indemnity plc (“Global Indemnity”) and the fees payable therefor (the “Second Amendment”), (iv) Amendment No. 3 to Management Agreement, dated April 10, 2011, whereby Obligor and the Company changed “the Company” (as defined therein) to “Global Indemnity plc” in a specified sentence (the “Third Amendment”, and together with the Original Agreement, the First Amendment and the Second Amendment, the “Management Agreement”).

Reference is made to that certain Guaranty (the “Guaranty”), executed by the undersigned (“Guarantor”) in favor of the Company to guaranty Obligor’s obligations under the Indemnification Letter and the Management Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty.

Although not required by the Guaranty, this reaffirmation agreement (this “Agreement”) is delivered in connection with the amended and restatement of the Management Agreement (the “Amended and Restated Management Agreement”) attached hereto as Exhibit A.

The Amended and Restated Management Agreementfurther amends and restates the Management Agreement in its entirety. The undersigned Guarantor hereby consents to the terms of the Management Agreement as amended and restated by the First Amendment, Second Amendment, Third Amendment and the Amended and Restated Management Agreement and agrees that the terms of the Guaranty continue to apply to the Amended and Restated Management Agreement, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed and remain in full force and effect.

The undersigned Guarantor hereby confirms that no amendments to the Guaranty are intended hereby.

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day and year first above written.

WIND RIVER REINSURANCE COMPANY, LTD.

By:	/s/ Steve Green
Name: Steve Green
Title: President

Signature Page to Reaffimiation Agreement

EXHIBIT A

Amended and Restated Management Agreement

REAFFIRMATION AGREEMENT

October 31, 2013

Reference is made to that certain Indemnification Letter (the “Indemnification Letter”), dated September 5, 2003, with Fox Paine & Company, LLC, a Delaware limited liability company (“Company”), United America Indemnity, Ltd., formerly Vigilant International, Ltd., an exempted company formed with limited liability under the laws of the Cayman Island (“UAIL”) and Wind River Holdings, L.P., formerly The AMC Group, L.P., a Pennsylvania limited partnership (“Wind River”), that was assigned to Global Indemnity (Cayman) Limited, an exempted company formed with limited liability under the laws of the Cayman Islands (“Obligor”).

Reference is made to that certain Management Agreement, dated September 5, 2003, by and among UAIL, the Company and Wind River, whereby the UAIL contracted for certain services from each of the Company and Wind River (the “Original Agreement”), (ii) Amendment No. 1 to the Management Agreement, dated May 25, 2006, whereby UAIL and Wind River terminated Wind River’s services as of May 25, 2006, WindRiver ceased being a party to the Management Agreement and UAIL and the Company modified the terms of the Annual Service Fee (as defmeid therein) payable to the Company for certain services provided by the Company to UAIL (the “First Amendment”), (iii) Assignment and Assumption and amendment of the Management Agreement, dated March 16, 2011, whereby UAIL transferred and assigned the Management Agreement, as amended by the First Amendment, and the Indemnification Letter and all of its rights and obligations thereunder to Obligor, and Obligor accepted and consented to such assignment and agreed to perform the obligations of Obligor under the Management Agreement, as amended by the First Amendment, and the Indemnification Letter, the Company consented to such assignment and transfer and Obligor and the Company modified the terms of certain services provided by the Company to Obligor and its affiliates and the fees payable therefor and the basis upon which advisory services would provided be provided by the Company in the event of a change of control of Global Indemnity plc (“Global Indemnity”) and the fees payable therefor (the “Second Amendment”), (iv) Amendment No. 3 to Management Agreement, dated April 10, 2011, whereby Obligor and the Company changed “the Company” (as defined therein) to “Global Indemnity plc” in a specified sentence (the “Third Amendment”, and together with the Original Agreement, the First Amendment and the Second Amendment, the “Management Agreement”).

Reference is made to that certain Guaranty (the “Guaranty”), executed by the undersigned (“Guarantor”) in favor of the Company to guaranty Obligor’s obligations under the Indemnification Letter and the Management Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Guaranty.

Although not required by the Guaranty, this reaffirmation agreement (this “Agreement”) is delivered in connection with the amended and restatement of the Management Agreement (the “Amended and Restated Management Agreement”) attached hereto as Exhibit A.

The Amended and Restated Management Agreementfurther amends and restates the Management Agreement in its entirety. The undersigned Guarantor hereby consents to the terms of the Management Agreement as amended and restated by the First Amendment, Second Amendment, Third Amendment and the Amended and Restated Management Agreement and agrees that the terms of the Guaranty continue to apply to the Amended and Restated Management Agreement, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed and remain in full force and effect.

The undersigned Guarantor hereby confirms that no amendments to the Guaranty are intended hereby.

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day and year first above written.

GLOBAL INDEMNITY GROUP, INC.

By:	/s/ Thomas M. McGeehan
Name: Thomas M. McGeehan
Title: Chief Financial Officer

Signature Page to Reaffimiation Agreement

EXHIBIT A

Amended and Restated Management Agreement